                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of Earliest Event Reported) May 2, 2002
                                                           -----------



                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                    Identification Number
1-8788                    SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100
                          (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

1-4698                    NEVADA POWER COMPANY                                       88-0045330
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000

0-508                     SIERRA PACIFIC POWER COMPANY                               88-0044418
                          P.O. Box 10100
                          (6100 Neil Road)
                          FReno, Nevada 89520-0400 (89511)
                          (775) 834-4011




                                      None
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS

On May 2, 2002, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing that Enron Power Marketing Inc. will end power deliveries to Sierra Pacific's two electric utilities effective May 7, 2002.

         A copy of the press release, dated May 2, 2002, is attached as Exhibits
99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


        (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               Not required

        (b)    PRO FORMA FINANCIAL INFORMATION.


               Not required

        (c)    EXHIBITS.

               99.1 Sierra Pacific Resources- Press Release issued May 2, 2002

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              SIERRA PACIFIC RESOURCES
                                              (Registrant)


Date:        May 3, 2002                      By:  /s/ John E. Brown
             -----------                          ------------------------------
                                                  John E. Brown
                                                  Controller


                                              NEVADA POWER COMPANY
                                              (Registrant)


Date:        May 3, 2002                      By: /s/ John E. Brown
             -----------                          ------------------------------
                                                  John E. Brown
                                                  Controller


                                              SIERRA PACIFIC POWER COMPANY
                                              (Registrant)


Date:        May 3, 2002                      By: /s/ John E. Brown
             -----------                          ------------------------------
                                                  John E. Brown
                                                  Controller

                                  EXHIBIT INDEX

Exhibit   99.1

         Sierra Pacific Resources- Press Release issued May 2, 2002.